UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 6, 2020
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.
On July 6, 2020, CarMax, Inc. (the “Company”) issued a news release recommending that the Company’s shareholders not tender their shares of the Company’s common stock in response to the unsolicited “mini-tender” offer by TRC Capital Investment Corporation to purchase up to 1,500,000 shares of the Company’s common stock.

A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits	The following exhibit is being furnished pursuant to Item 7.01 above.
99.1	Press Release, dated July 6, 2020, issued by CarMax, Inc., entitled “CarMax Recommends Shareholders Reject Below-Market "Mini-Tender" Offer by TRC Capital Investment Corporation”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: July 6, 2020	By:/s/ Eric M. Margolin
Eric M. Margolin
Executive Vice President, General Counsel and Corporate Secretary